                                                                   EXHIBIT 10.36

[X]


                                AMENDMENT NO. 4


                 AMENDMENT NO. 4 dated as of December 8, 1999 between Nextel Argentina S.R.L. (the "Borrower") and the parties below the title "Lenders" on the signature pages hereof (the "Lenders").

                 The Borrower, the Subsidiary Guarantors named therein, the Lenders and The Chase Manhattan Bank, as Administrative Agent, are parties to a Credit Agreement dated as of February 27, 1998 (as amended by Amendment No. 1 and Waiver dated as of May 8, 1998, Amendment No. 2 dated as of September 30, 1998 and Amendment No. 3 dated as of May 12, 1999 and as further modified, supplemented and in effect from time to time, the "Credit Agreement") and wish to amend certain provisions of the Credit Agreement.


                 Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 Section 1. Definitions. Except as otherwise defined in this Amendment No. 4, terms defined in the Credit Agreement are used herein as defined therein.

                 Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, the Lenders hereby agree that the Credit Agreement is hereby amended as follows:

                 A. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be a reference to the Credit Agreement as amended hereby.

                 B. Section 7.08(d) of the Credit Agreement is hereby amended by deleting the existing Section 7.08(d) and replacing it with that set forth below:

                 "(d) Minimum Subscribers. The Borrower will not permit the aggregate number of Subscribers to be less than the following respective numbers for the following respective periods:

                               Period                  Minimum Number of Subscribers
                               ------                  -----------------------------
                 From June 30, 1999                                35,000
                  through September 29, 1999

                 From September 30, 1999                           50,000
                  through December 30, 1999

                 From December 31, 1999                            50,000
                  through March 30, 2000

                 From March 31, 2000                               60,000
                  through June 29, 2000

                 From June 30, 2000                                98,500
                  through September 29, 2000

                 From September 30, 2000                          112,500
                  through December 30, 2000

                 From December 31, 2000                           127,500
                  through March 30, 2001

                 From March 31, 2001                              145,000
                  through June 29, 2001

                 From June 30, 2001                               163,000
                  through September 29, 2001

                 From September 30, 2001                          182,000
                  through December 30, 2001

                 From December 31, 2001                           200,000
                  and at all times thereafter

                 C. Section 7.08(e) of the Credit Agreement is hereby amended by deleting the existing Section 7.08(e) and replacing it with that set forth below:

                 "(e) Minimum Revenues. The Borrower will not permit the aggregate amount of the revenues of the Borrower and its Subsidiaries from the operation of its network system for any period of four consecutive quarters ending during the following respective periods to be less than the following respective amounts:

                               Period                              Amount
                               ------                              ------
                 From June 30, 1999                          U.S. $25,000,000
                   through September 29, 1999

                 From September 30, 1999                     U.S. $33,500,000
                  through December 30, 1999

                 From December 31, 1999                      U.S. $35,000,000
                  through March 30, 2000

                 From March 31, 2000                         U.S. $40,000,000
                  through June 29, 2000

                 From June 30, 2000                          U.S. $65,500,000
                  through September 29, 2000

                 From September 30, 2000                     U.S. $76,000,000
                  through December 30, 2000

                 From December 31, 2000                      U.S. $88,000,000
                  through March 30, 2001

                 From March 31, 2001                        U.S. $107,000,000
                  through June 29, 2001

                 From June 30, 2001                         U.S. $123,500,000
                  through September 29, 2001

                 From September 30, 2001                    U.S. $141,000,000
                  through December 30, 2001

                 From December 31, 2001                     U.S. $160,000,000
                  and at all times thereafter

                 Section 3. Limited Waiver. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, the Lenders hereby waive the requirement set forth in Section 6.01(f) of the Credit Agreement to deliver financial projections for the fiscal year ending December 31, 2000, so long as the Borrower delivers such projections on or before May 15, 2000.

                 Section 4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 hereof, and the limited waiver of
Section 6.01(f) of the Credit Agreement set forth in Section 3 hereof, shall become effective upon the date on which this Amendment No. 4 shall have been duly executed and delivered by each of the Borrower and Lenders constituting the Required Lenders, and the Consent and Agreement to Amendment set forth on the signature pages below by each of the Relevant Parties shall have been duly executed and delivered by each of the Relevant Parties.

                 Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in counterparts which, taken together, shall constitute a single document and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. Terms defined in the Credit Agreement are used herein as defined therein. This Amendment No. 4 shall be governed by and construed in accordance with the law of the State of New York.


                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed as of the date and year first above written.

                               NEXTEL ARGENTINA S.R.L.

                               By: /s/ Ricardo Israele
                                   Title: Director de
                                          Administracion y Finanzas


                               Lenders
                               -------


                               THE CHASE MANHATTAN BANK



                               By: /s/ Tracey Navin Ewing
                               Title: Vice President

                               ING BANK N.V., CURACAO BRANCH


                               By: /s/ Augusti Faus Rodes
                                  Title: Attorney-in-Fact


                               By: /s/ Semeire Camargo Victor
                                  Title: Attorney-in-Fact



                               CREDIT SUISSE FIRST BOSTON


                               By: /s/ authorized signatory
                                  Title: Vice President

                               By: /s/ authorized signatory
                                  Title:  Managing Director

                               SOCIETE GENERALE


                               By: /s/ Javier Rocio
                                  Title: Director



                               VAN KAMPEN PRIME RATE INCOME TRUST (formerly
                                 known as Van Kampen American Capital
                                 Prime Rate Income Trust)


                               By: /s/ Darvin D. Pierce
                                  Title: Vice President

                               KZH IV LLC

                               By: /s/ Peter Chin
                                  Title:  Authorized Agent



                               MOTOROLA CREDIT CORPORATION


                               By: /s/ Gary Tatje
                                  Title:   Vice President

                       CONSENT AND AGREEMENT TO AMENDMENT

                 Each of the undersigned hereby (1) consents to the amendments provided for in this Amendment No. 4, (2) agrees that each reference to the Credit Agreement in each Loan Document (as defined in the Credit Agreement) to which it is a party shall be a reference to the Credit Agreement as amended by this Amendment No. 4 and (3) confirms its obligations under each Loan Document to which it is a party after giving effect to the amendments set forth in this Amendment No. 4.


NEXTEL INTERNATIONAL, INC.



By:  /s/ Michel Buhler
     Title: VP - Treasurer


NEXTEL INTERNATIONAL (ARGENTINA) LTD.



By: /s/ Mariana Vazquez
    Title:  Attorney-in-Fact


NEXTEL INTERNATIONAL (HOLDINGS) LTD.



By:  /s/ Mariana Vazquez
     Title: Attorney-in-Fact